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                                                                   Exhibit 99.3


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                                                Udate.com    Udate.com       Proforma
                                                      Inc      Limited    adjustments     Combined
PROFORMA CONSOLIDATED BALANCE SHEET
AT 30 JUNE 2000                                         $             $              $           $

ASSETS
CURRENT ASSETS
Cash and cash equivalents                       4,055,182     2,364,471              -   6,419,653
Accounts receivable                                     -         9,229              -       9,229
Intercompany loan                               1,226,708             -     (1,226,708)          - A
Due from officers and employees                         -        20,504              -      20,504
Prepaid expenses and other assets                       -       178,334              -     178,334
                                               ---------------------------------------------------
Total current assets                            5,281,890     2,572,538     (1,226,708)  6,627,720


Fixed assets                                            -       355,063              -     355,063
Investment in subsidiary                       13,209,750             -    (13,209,750)           - B
Goodwill
Other assets
                                               ---------------------------------------------------
Total assets                                   18,491,640     2,927,601    (14,436,458)  5,982,783
                                               ===================================================

LIABILITIES AND STOCKHOLDERS EQUITY
CURRENT LIABILITIES
Accounts payable and accrued expenses              40,174       493,922              -     534,096
Deferred income                                         -       147,140              -     147,140
Intercompany loan                                       -     1,226,708     (1,226,708)          - A
Promissory note                                   150,000             -              -     150,000
Current installments of obligations under
  capital leases                                        -        74,178              -       74,178
Payroll creditors                                       -       214,341              -      214,341
                                               ----------------------------------------------------
Total current liabilities                         190,174     2,156,289     (1,226,708)   1,119,755

Obligations under capital leases, excluding
  current obligations                                   -        45,637              -       45,637

                                               ----------------------------------------------------
Total liabilities                                 190,174     2,201,926     (1,226,708)   1,165,392
                                               ----------------------------------------------------

STOCKHOLDERS EQUITY
Capital Stock                                      18,255     2,284,917     (2,284,917)      18,255 C
Additional paid in capital                     18,300,987       135,580    (10,924,833)   7,511,734 B/C
Retained earnings                                 (17,776)   (1,713,299)       (23,116)  (1,754,191)D
Accumulated other comprehensive income                  -        18,477         23,116       41,593
  Exchange difference on transaltion of
    UK operations
                                               ----------------------------------------------------
Total Stockholders' equity                     18,301,466       725,675    (13,209,750)   5,817,391
                                               ----------------------------------------------------

Total liabilities and stockholders equity      18,491,640     2,927,601    (14,436,458)   6,982,783
                                               ====================================================

                                                        -             -              -            -
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
                                               Proforma adjustments
                                               A To remove intercompany balances
                                               B To remove investment in Udate.com Limited held by Udate.com Inc.
                                               C To remove share capital of Udate.com Limited
                                               D To adjust exchange difference on Udate.com Limited's historical retained earnings

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



                                         Udate.com        Udate.com     Pro forma
                                               Inc          Limited   adjustments     Combined
PROFORMA CONSOLIDATED
STATEMENT OF OPERATIONS                          $                $             $            $
6 MONTHS TO 30 JUNE 2000

Sales                                           --          233,912            --      233,912
                                                --               --            --
Selling, general and admin expenses        149,767        1,620,109      (118,700)   1,651,176  A
Write off of intangible assets              51,000               --       (51,000)              B
                                                --               --            --
                                         ---------       ----------      ---------  -----------
Operating Loss                            (200,767)      (1,368,197)       118,700  (1,468,264)
Interest paid                                   --            5,684             --       5,684
Interest received                           22,859               --             --      22,859
                                         ---------       ----------      ---------  -----------
Income before provision from income taxes (177,908)      (1,380,513)       118,700  (1,439,721)

Income tax provision                            --               --             --
                                         ---------       ----------      ---------  -----------
Net loss                                  (177,908)      (1,380,513)       118,700  (1,439,721)
                                         =========       ==========      =========  ===========
                                                --               --            --

Net loss per share, basic and diluted           --               --            --        (0.08)
Shares used in per share calculation            --               --            --   18,255,000
                                                --               --            --
YEAR TO 31 DECEMBER 1999                        --               --            --
Sales                                           --          135,379            --      135,379
Cost of sales                                   --               --            --
                                         ---------       ----------      ---------  -----------
Gross profit                                    --          135,379            --      135,379
                                                --               --            --
Selling, general and admin expenses         42,752          364,882       (42,752)      364,882 B
Other                                           --               --            --
                                                --               --            --
                                         ---------       ----------      ---------  -----------
Operating loss                             (42,752)        (229,503)        42,752     (229,503)
Interest paid                                   --            1,712             --        1,712
Interest received                               --               --             --           --
                                         ---------       ----------      ---------  -----------
Income before provision from income taxes  (42,752)        (227,791)        42,752     (227,791)
                                                --               --            --
Income tax provision                            --               --            --
                                                --               --            --
                                         ---------       ----------      ---------  -----------
Net income                                 (42,752)        (227,791)       42,752      (227,791)
                                         =========       ==========      =========  ===========

Net loss per share, basic and diluted                                                     (0.01)
Shares used in per share calculation                                                 18,255,000


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
                                                   PROFORMA ADJUSTMENTS
                                                   A To remove costs of the transactions
                                                   B To remove the results of discontinued operations

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